EXHIBIT 10.1

CONSENT MEMORANDUM

TO:	Sotheby’s Bank Group
FROM:	General Electric Capital Corporation, as Agent
RE:	Rights Agreement
DATE:	October 4, 2013

Reference is hereby made to that certain Amended and Restated Credit Agreement (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), dated as of December 19, 2012, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.”) and Sotheby’s Hong Kong Limited, a company incorporated in Hong Kong (“Sotheby’s H.K.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Ventures LLC, Oatshare, Sotheby’s U.K. and SFS Ltd., the “Borrowers”), the other Credit Parties signatory thereto, General Electric Capital Corporation, as Agent (the “Agent”), and the Lenders from time to time signatory thereto. Capitalized terms used but not defined herein shall have the meanings assigned to them under the Credit Agreement.

Parent has informed the Agent and the Lenders that on October 4, 2013, the Board of Directors of Parent declared a dividend of one preferred share purchase right for each outstanding share of Parent’s common stock and adopted a shareholder rights plan, as set forth in the Rights Agreement, dated as of October 4, 2013, between Parent and Computershare Inc., as Rights Agent. Parent and the other Credit Parties have therefore requested the Agent and the Lenders to consent (the “Consent”) to the addition of the following item to Disclosure Schedule (3.8) of the Credit Agreement:

9.    As publicly disclosed in the Forms 8-K filed with the SEC by Parent and incorporated herein by reference, on October 4, 2013, the Board of Directors of Parent declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.01 per share, and adopted a shareholder rights plan, as set forth in the Rights Agreement, dated as of October 4, 2013 (the “Rights Agreement”), between Parent and Computershare Inc., as Rights Agent.  Each Right allows its holder to purchase from Parent one one-hundredth of a share of Series A Junior Participating Preferred Stock for the then-applicable exercise price (initially $200.00, subject to adjustment) once the Rights become exercisable. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 10% (or 20%, in the case of a “13G Investor” (as such term is defined in the Rights Agreement)) or more of the outstanding common stock.

Please indicate your institution’s Consent by sending (via facsimile or email) an executed counterpart of your institution’s signature page hereto to the attention of Sidley Austin LLP, counsel to the Agent (facsimile number: 312.853.7036/Attn: Irfan Siddiqui; email: isiddiqui@sidley.com) before 5:00 pm (New York time) on Tuesday, October

8, 2013. This Consent Memorandum will be effective as of Tuesday, October 8, 2013 upon Agent’s receipt of facsimile or electronically delivered executed counterparts to the signature pages hereto from the Requisite Lenders, the Agent, the Borrowers, and each of the other Credit Parties.

Except as expressly set forth herein, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Consent Memorandum shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
This Consent Memorandum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent Memorandum shall be governed by and construed in accordance with the laws of the State of New York.

* * * *

Acknowledged and Agreed as of the date first above written:

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Agent and a Lender

By: /s/ Daniel T. Eubanks
Name: Daniel T. Eubanks
Title: Duly Authorized Signatory

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Varun G. Gupta
Name: Varun G. Gupta
Title: VP, Relationship Manager

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Stacey Haimes
Name: Stacey Haimes
Title: Northeast Portfolio Manager

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By: /s/ Mitch Rasky
Name: Mitch Rasky
Title: Managing Director

TD BANK, N.A., as a Lender

By: /s/ Stephen A. Caffrey
Name: Stephen A. Caffrey
Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Michelle Iatzoni
Name: Michelle Iatzoni
Title: Authorized Signatory
Signature Page to
Consent Memorandum

COMERICA BANK, as a Lender

By: /s/ Timothy O'Rourke
Name: Timothy O'Rourke
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW
YORK, as a Lender

By: /s/ James Morton
Name: James Morton
Title: FVP
By: /s/ Michael Paul
Name: Michael Paul
Title: SVP

Signature Page to
Consent Memorandum

Acknowledged and Agreed
as of the date first above written:

Sotheby’s,
a Delaware corporation

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

Sotheby’s, Inc.

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

Sotheby’s Financial Services, Inc.
Sotheby’s Financial Services California, Inc.
Oberon, Inc.
Sotheby’s Ventures, LLC

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE Limited

By: /s/ Mark Cornell
Name: Mark Cornell
Title: Managing Director, Europe

Sotheby’s,
a company registered in England

By: /s/ Mark Cornell
Name: Mark Cornell
Title: Managing Director, Europe

Sotheby’s Financial Services limited

By: /s/ Mark Cornell
Name: Mark Cornell
Title: Managing Director, Europe

Signature Page to
Consent Memorandum

SOTHEBY’S HONG KONG LIMITED

By: /s/ Henry Li
Name: Henry Li
Title: Director

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM LLC
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
72ND AND YORK, INC.
YORK HOLDINGS INTERNATIONAL, INC.,
each as a Credit Party

By: /s/ Michael L. Gillis
Name: Michael L. Gillis
Title: SVP, Treasurer

CATALOGUE DISTRIBUTION COMPANY LIMITED
SOTHEBY’S SHIPPING LIMITED
YORK UK HOLDCO INTERNATIONAL LIMITED, as a Credit Party

By: /s/ Mark Cornell
Name: Mark Cornell
Title: Managing Director, Europe

NOORTMAN MASTER PAINTINGS LTD., as a Credit Party

By: /s/ Jan Prasens
Name: Jan Prasens
Title: Duly Authorized Signatory

Signature Page to
Consent Memorandum